TWO RIVERS WATER & FARMING COMPANY

Unaudited Pro Forma Condensed Consolidated Financial Statements

Year ended December 31, 2018 and six-months ended June 30, 2019

TWO RIVERS WATER & FARMING COMPANY

Unaudited Pro Forma Condensed Consolidated Financial Statements

Index

	Page
Pro Forma Financial Information	3
Unaudited Pro Forma Condensed Balance Sheets	
- June 30, 2019	4
Unaudited Pro Forma Condensed Statements of Operations	
- Six-month period ended June 30, 2019	5
- Year ended December 31, 2018	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

TWO RIVERS WATER & FARMING COMPANY

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet presents the historical balance sheets of Two Rivers Water & Farming Company. ("TURV") and Vaxa Global LLC ("VAXA") as of June 30, 2019, and accounts for the acquisition of Vaxa giving effect to the transaction as if it had occurred as of June 30, 2019. Effective July 31, 2019, TURV issued 30,000,000 shares of the its common stock to the sole shareholder of VAXA, to acquire 100% of the membership interests of VAXA. At closing, in accordance with the share exchange agreement, TURV will remain as the parent company with VAXA being a wholly owned subsidiary of TURV.

The TURV balance sheet information was derived from its unaudited balance sheet as of June 30, 2019 included in its quarterly report on Form 10-Q that was filed with the Securities and Exchange Commission ("SEC") on August 13, 2019. Vaxa balance sheet information was derived from its unaudited balance sheet as of June 30, 2019.

The unaudited pro forma condensed statements of operations are based on the historical statements of TURV and VAXA, and consolidated the results of operations of TURV and VAXA for the year ended December 31, 2018, and six months ended June 30, 2019, giving effect to the transaction as if it occurred on January 1, 2018, and reflecting the pro forma adjustments expected to have a continuing impact on the consolidated results.

The historical results of operations of TURV were derived from its unaudited statements of operations of the six months ended June 30, 2019 included in its quarterly report on Form 10-Q that was filed with the SEC on August 13, 2019, and its audited statement of operations for the year ended December 31, 2018 included in its annual report on Form 10-K that was filed with the SEC on April 15, 2019. The historical results of operations of VAXA were derived from its unaudited statement of operations for the six months ended June 30, 2019 and its audited statement of operations for the period from January 1, 2018 to December 31, 2018 that are included in this Form 8-K/A.

The unaudited pro forma condensed consolidated financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed date or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the acquisition of VAXA by TURV on July 31, 2019, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

TWO RIVERS WATER & FARMING COMPANY AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
June 30, 2019
(In thousands)

	Two Rivers Water & Farming Company	Vaxa Global LLC	Pro Forma Adjustments	Pro Forma Combined
ASSETS				
Current Assets				
Cash and cash equivalents	146	16	-	162
Deposits and other current assets	63	8	-	71
Total Current Assets	209	24	-	233
Long Term Assets				
Property, equipment and software, net	10	-	-	10
Land	3,252	-	-	3,252
Water assets, net of impairments	24,900	-	-	24,900
Investment in GCP1	2,218	-	-	2,218
Other long-term assets	98	480	6,414 (1)	6,992
Total Long-Term Assets	30,478	480	6,414	37,372
TOTAL ASSETS	30,687	504	6,414	37,605
LIABILITIES & STOCKHOLDER'S EQUITY				
Current Liabilities				
Accounts payable	1,292	7	-	1,299
Credit cards	-	1	-	1
Customer deposits	-	350	-	350
Credit agreement, related party	-	448	-	448
Accrued liabilities	6,128	312	-	6,440
Current portion of notes payable, net of discount	8,005	250	-	8,255
Preferred dividend payable	4,982	-	-	4,982
Total Current Liabilities	20,407	1,368	-	21,775
Note Payable, net of current portion	1,068	-		1,068
Total Liabities	21,475	1,368	-	22,843
Stockholder's Equity:				
Common Stock	52	-	30 (2)	82
Preferred Stock	252	-	-	252
Additional paid-in capital	82,324	500	6,384 (3)	89,208
Accumulated (deficit)	(95,780)	(1,364)	-	(97,144)
Total Two Rivers Water Company Shareholders' Equity	(13,152)	(864)	6,414	(7,602)
Noncontrolling interest in subsidiaries	22,364	-		22,364
LIABILITIES & STOCKHOLDER'S EQUITY	30,687	504	6,414	37,605

See accompanying notes to unaudited pro forma condensed combined financial statements.

TWO RIVERS WATER & FARMING COMPANY AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
Six-month period ended June 30, 2019
(In thousands)

	Two Rivers Water & Farming Company	Vaxa Global LLC	Pro Forma Adjustments	Pro Forma Combined
Revenue				
Leasing - Greenhouse	-	-	-	-
Land Leasing and other	37	33	-	70
Total Revenue	37	33	-	70
Direct cost of revenue	-	20		20
Gross Margin	37	13	-	50
Operating Expenses				
General and administrative	837	218	-	1,055
Dam demolition expense	-	-	-	-
Loss on equity offering	-	-	-	-
Asset impairment	-	-	-	-
Depreciation and amortization	32	70	-	102
Total operating expenses	869	288	-	1,157
Loss from operations	(832)	(275)	-	(1,107)
Other Income/(Expense)				
Interest expense	(528)	(7)	-	(535)
Gain/(loss) on disposal of assets	85	-	-	85
Loss on debt modification	-	-	-	-
Gain on debt settlement	33	-	-	33
Other income	-	-	-	-
Gain on de-consolidation of GrowCo	-	-	-	-
Loss on investment in GrowCo	(72)	-	-	(72)
Total other income/(expense)	(482)	(7)	-	(489)
Net Profit/(Loss) from Continuing Operations Before Taxes	(1,314)	(282)	-	(1,596)
Income tax (provision) benefit	-			-
Net Profit/(Loss) from Continuing Operations After Taxes	(1,314)	(282)	-	(1,596)
Net Profit/(Loss) from Deconsolidation and Discontinued Operations	-			-
Net Profit/(Loss) Before Preferred Dividends and Non-Controlling Interest	(1,314)	(282)	-	(1,596)
Preferred distributions	(12)	-	-	(12)
Net loss attributable to noncontrolling interest	-	-	-	-
Net Profit/(Loss) Attributable to Common Shareholders	(1,326)	(282)	-	(1,608)
Profit/(Loss) Per Common Share - Basic	$ (0.03)			$ (0.02)
Profit/(Loss) Per Common Share - Dilutive	$ (0.03)			$ (0.02)
Weighted Average Shares Outstanding:				
Basic	49,967		30,000 (4)	79,967
Dilutive	49,967		30,000 (4)	79,967

See accompanying notes to unaudited pro forma condensed combined financial statements.

TWO RIVERS WATER & FARMING COMPANY AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
Year ended December 31, 2018
(In thousands)

	Two Rivers Water & Farming Company	Vaxa Global LLC	Pro Forma Adjustments	Pro Forma Combined
Revenue				
Leasing - Greenhouse	-	-	-	-
Land Leasing and other	66	-	-	66
Total Revenue	66	-	-	66
Direct cost of revenue	-	-	-	-
Gross Margin	66	-	-	66
Operating Expenses				
General and administrative	2,970	749	-	3,719
Dam demolition expense	1,800	-	-	1,800
Loss on equity offering	1,632	-	-	1,632
Asset impairment	-	-	-	-
Depreciation and amortization	91	140	-	231
Total operating expenses	6,493	889	-	7,382
Loss from operations	(6,427)	(889)	-	(7,316)
Other Income/(Expense)				
Interest expense	(980)	(5)	-	(985)
Gain/(loss) on disposal of assets	238	-	-	238
Loss on debt modification	(248)	-	-	(248)
Loss on debt conversions	(88)	-	-	(88)
Other income	8	-	-	8
Gain on de-consolidation of GrowCo	12,773	-	-	12,773
Loss on investment in GrowCo	(751)	-	-	(751)
Total other income/(expense)	10,952	(5)	-	10,947
Net Profit/(Loss) from Continuing Operations Before Taxes	4,525	(894)	-	3,631
Income tax (provision) benefit	-			-
Net Profit/(Loss) from Continuing Operations After Taxes	4,525	(894)	-	3,631
Net Profit/(Loss) from Deconsolidation and Discontinued Operations	(810)			(810)
Net Profit/(Loss) Before Preferred Dividends and Non-Controlling Interest	3,715	(894)	-	2,821
Preferred distributions	(1,008)	-	-	(1,008)
Net loss attributable to noncontrolling interest	7	-	-	7
Net Profit/(Loss) Attributable to Common Shareholders	2,714	(894)	-	1,820
Profit/(Loss) Per Common Share - Basic	$ 0.08		$ -	$ 0.03
Profit/(Loss) Per Common Share - Dilutive	$ 0.07		$ -	$ 0.03
Weighted Average Shares Outstanding:				
Basic	35,139		30,000 (5)	65,139
Dilutive	37,408		30,000 (5)	67,408

See accompanying notes to unaudited pro forma condensed combined financial statements.

TWO RIVERS WATER & FARMING COMPANY

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTE 1 – BASIS OF PRESENTATION

Effective July 31, 2019, TURV issued 30,000,000 shares of common stock to the sole shareholder of VAXA to acquire 100% of the membership interests of VAXA. At closing, in accordance with the share exchange agreement, TURV will remain as the parent company with VAXA being a wholly owned subsidiary of TURV.

For purposes of these statements, the gross purchase price of VAXA ($5,550,000) is calculated by multiplying the shares issued to the sole member of Vaxa (30,000,000) by the closing share price on the day of the share exchange agreement ($0.185) immediately prior to the public announcement.

Pro forma adjustments to the attached condensed consolidated financial statements include the following:

(1) To record the excess of the purchase price of VAXA less the net tangible assets of VAXA as of June 30, 2019 as goodwill (See also Note 2)

(2) To record the issuance of 30,000,000 shares of TURV common stock issued in the acquisition at $0.001 par value.

(3) To record the increase in paid-in capital resulting from the issuance of 30,000,000 shares of TURV common stock issued in the acquisition at $0.185 per share.

(4) To add the 30,000,000 shares of TURV common stock issued in the acquisition to the weighted average number of shares of TURV, assuming the shares were issued at January 1, 2019.

(5) To add the 30,000,000 shares of TURV common stock issued in the acquisition to the weighted average number of shares of TURV, assuming the shares were issued at January 1, 2018.

NOTE 2 – MONTVERDE TRANSACTION AND GOODWILL

Subsequent to the date of the balance sheet and prior to September 30, 2019, VAXA acquired fixed assets and inventory of Montverde Partners in a transaction for stock issued by the sole VAXA member and then contributed to the Company for no additional cost. The net effect of this transaction will be to increase both the fixed assets of Vaxa and stockholder's equity by approximately $735,000 as of September 30, 2019.

The following table sets forth the calculation of goodwill to be recorded in conjunction with the Vaxa acquisition in the quarter ending September 30, 2019 (in thousands):

Gross Purchase Price	$5,550
Less: Net assets of Vaxa as of July 31, 2019	($864)
Goodwill Tecorded	$6,414